Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of AutoZone, Inc. of our reports dated October 28, 2013, with respect to AutoZone, Inc.’s consolidated financial statements and the effectiveness of internal control over financial reporting of AutoZone, Inc., included in this Annual Report (Form 10-K) for the year ended August 31, 2013:

Registration Statement (Form S-8 No. 333-19561) pertaining to the AutoZone, Inc. 1996 Stock Option Plan

Registration Statement (Form S-8 No. 333-42797) pertaining to the AutoZone, Inc. Amended and Restated Employee Stock Purchase Plan

Registration Statement (Form S-8 No. 333-48981) pertaining to the AutoZone, Inc. 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-48979) pertaining to the AutoZone, Inc. 1998 Director Compensation Plan

Registration Statement (Form S-8 No. 333-88245) pertaining to the AutoZone, Inc. Second Amended and Restated 1996 Stock Option Plan

Registration Statement (Form S-8 No. 333-88243) pertaining to the AutoZone, Inc. Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-88241) pertaining to the AutoZone, Inc. Amended and Restated Director Compensation Plan

Registration Statement (Form S-8 No. 333-75142) pertaining to the AutoZone, Inc. Third Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-75140) pertaining to the AutoZone, Inc. Executive Stock Purchase Plan

Registration Statement (Form S-3 No. 333-83436) pertaining to a shelf registration to sell 15,000,000 shares of common stock owned by certain selling stockholders

Registration Statement (Form S-8 No. 333-103665) pertaining to the AutoZone, Inc. 2003 Director Compensation Plan

Registration Statement (Form S-8 No. 333-103666) pertaining to the AutoZone, Inc. 2003 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-139559) pertaining to the AutoZone, Inc. 2006 Stock Option Plan

Registration Statement (Form S-8 No. 333-171186) pertaining to the AutoZone, Inc. 2011 Equity Incentive Award Plan

Registration Statement (Form S-3 No. 333-180768) pertaining to a shelf registration to sell debt securities

/s/ Ernst & Young LLP

Memphis, Tennessee

October 28, 2013